LAUDUS TRUST

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Government Fixed Income Fund

Supplement dated June 19, 2018, to each fund’s currently effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained the Summary Prospectuses, Prospectus, and SAI and should be read in conjunction with the Summary Prospectuses, Prospectus, and SAI.

The Board of Trustees of Laudus Trust (the Board) has determined that it is in the best interests of each of the Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund, and Laudus Mondrian International Government Fixed Income Fund (each a Target Fund and collectively, the Target Funds), each a series of Laudus Trust, and their respective shareholders to reorganize with and into Mondrian International Equity Fund, Mondrian Emerging Markets Equity Fund, and Mondrian International Government Fixed Income Fund (each an Acquiring Fund and collectively, the Acquiring Funds), each a series of Gallery Trust, respectively. Accordingly, the Board has approved Agreements and Plans of Reorganization (the Plans of Reorganization) that would provide for the reorganization of each of the Target Funds into the corresponding Acquiring Funds. Each Acquiring Fund has the same or substantially the same investment objective and the same or substantially the same investment strategies to the investment objective and investment strategies of its corresponding Target Fund. Mondrian Investment Partners Limited (Mondrian) is the sub-adviser to the Target Funds and is, or will be, the investment adviser to the Acquiring Funds.

The Plans of Reorganization approved by the Board set forth the terms by which each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund, and subsequently distribute those Acquiring Fund shares to shareholders of the Target Funds (the Reorganizations). If the Reorganizations are approved by shareholders and consummated, shareholders of the Laudus Mondrian International Equity Fund will become shareholders of the Mondrian International Equity Fund, shareholders of the Laudus Mondrian Emerging Markets Fund will become shareholders of the Mondrian Emerging Markets Equity Fund, and shareholders of the Laudus Mondrian International Government Fixed Income Fund will become shareholders of the Mondrian International Government Fixed Income Fund. The Reorganizations are intended to be tax-free, meaning that shareholders of each of the Target Funds will become shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes and the Reorganizations will be tax-free for the Target Funds and the Acquiring Funds.

The Reorganizations must be approved by shareholders of each Target Fund, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held on or about September 17, 2018. Each Target Fund’s shareholders of record should expect to receive a prospectus/proxy statement that describes the investment objective, strategies, expenses and risks of an investment in the corresponding Acquiring Fund and provides more detailed information about the proposed Reorganizations, the corresponding Acquiring Fund and the special meeting. If approved by shareholders at the special meetings, the Reorganizations are expected to occur on or about September 24, 2018. Mondrian will bear the costs and expenses directly related to the Reorganizations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG102577-00 (6/18)

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